Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® Innovation Option Income Strategy ETF (OARK)

YieldMax® KWEB Option Income Strategy ETF (KWBY)

YieldMax® Gold Miners Option Income Strategy ETF (GDXY)

YieldMax® XBI Option Income Strategy ETF (XBIY)

YieldMax® TLT Option Income Strategy ETF (YTLT)

Each listed on NYSE Arca, Inc.

October 14, 2025

Supplement to the Prospectus and
Statement of Additional Information (“SAI”),
each dated February 28, 2025,
and where applicable a Fund’s Summary Prospectus

Effective immediately, all references in the Funds’ summary prospectuses, prospectus and SAI to the frequency of the Funds’ payment of income distributions are hereby changed to reflect that the Funds will seek to make such distributions on a weekly basis.

Please retain this Supplement for future reference.